EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


         In connection with the accompanying Quarterly Report of Dorchester Minerals, L.P., (the "Partnership") on Form 10-Q for the period ended September 30, 2006 (the "Report"), each of the undersigned officers of Dorchester Minerals Management GP LLC, General Partner of Dorchester Minerals Management LP, General Partner of the Partnership, hereby certifies that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.
         78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



                                           /s/ William Casey McManemin
                                          ----------------------------
                                               William Casey McManemin
                                               Chief Executive Officer
Date: November 6, 2006



                                           /s/ H.C. Allen, Jr.
                                          ----------------------------
                                               H.C. Allen, Jr.
                                               Chief Financial Officer
Date: November 6, 2006